FIRST AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

            This FIRST AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of August 15, 2007, by and between FREEDOM FINANCIAL GROUP, INC. and T.C.G. - THE CREDIT GROUP INC. (jointly and severally, the "Borrower") and HEARTLAND BANK ("Lender").

WITNESSETH:

WHEREAS, the parties entered into a Revolving Credit Loan and Security Agreement dated as of August 18, 2006 (the "Loan Agreement"),  pursuant to which Lender has made available to Borrower from time to time revolving credit facilities in the maximum aggregate principal amount of Three Million Dollars ($3,000,000.00); and

WHEREAS, Borrower and Lender have agreed to extend the maturity date of the revolving credit facilities.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Definitions; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Loan Agreement shall from the date hereof refer to the Loan Agreement as amended hereby.

SECTION 2.   Amendments to Loan Agreement.  Subject to the satisfaction and occurrence of each of the conditions set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows, effective as of the date hereof:

2.1.      At Section 1.1 of the Loan Agreement, replace the definition of Termination Date in its entirety and replace it with the following:

"Termination Date" means February 1, 2008.

2.2.      At Section 1.1 of the Loan Agreement, replace the definition of Note in its entirety and replace it with the following:

                        "Note" means the Amended and Restated Note dated of even date herewith executed by Borrower to the order of Lender in the face amount of $3,000,000.

            2.3.      At Section 2.3(a) of the Loan Agreement, replace Section 2.3(a) in its entirety and replace it with the following:

                        Section 2.3.     Repayment.

                        a.         The interest and principal shall all be due and payable in accordance with the following:

            i.          Commencing on September 1, 2007, and on the first day of each month thereafter to and including the first day of January, 2008, the Borrower shall pay to the Lender monthly installments of interest at the rate of interest as set forth in Article 3.

ii.          On February 1, 2008, the Borrower shall pay to the Lender a final installment of principal and interest in an amount equal to the sum of the then outstanding principal balance of the Loan together with accrued and unpaid interest thereon.

SECTION 3.   Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction and occurrence of each of the following conditions precedent:

3.1.      Lender shall have received executed counterparts of the following documents, each containing terms satisfactory to Lender:

(a)        this Amendment;

(b)        replacement Note in the form and containing the terms as Exhibit A attached;

(c)        the payment to Lender of a renewal fee in the amount of $10,000, together with the expenses incurred by Lender, including attorneys' fees; and

(d)        such other documents, instruments, and certificates as Lender may reasonably require.

SECTION 4.   Representations and Warranties.  Borrower represents and warrants to Lender that:

4.1.      The representations and warranties of Borrower contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

4.2.      Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and no Default or Event of Default has occurred and is continuing or would result from the execution, delivery, and/or performance of this Amendment.

4.3.      Borrower does not have a defense, counterclaim, or offset with respect to the Loan Agreement or any of the other Loan Documents.

SECTION 5.   Voluntary Agreement.  Each party represents and warrants to the other that it has consulted or has had the opportunity to consult with counsel regarding this Amendment, that it is fully aware of the terms contained herein, and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

SECTION 6.   Authority.  By execution hereof, each of the persons signing on behalf of the parties hereto hereby represents and warrants that each is fully authorized to act and execute this Amendment on behalf of their respective party.

SECTION 7.   Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Loan Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this Amendment need be made in any instrument or document at any time referring to the Loan Agreement, a reference to the Loan Agreement in any of such to be deemed to be reference to the Loan Agreement, as amended hereby.  This Amendment, the Loan Agreement, and the other Loan Documents constitute legal, valid, and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

SECTION 8.   Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

SECTION 9.   Headings; Recitals.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.  The recitals set forth herein are hereby incorporated into this Amendment and form a part hereof, the truth and accuracy of which is evidenced by each party's execution hereof.

SECTION 10.  Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the internal laws of the State of Missouri (without reference to its conflicts of laws principles).

SECTION 11. Missouri Revised Statute ‑ Sec. 432.047.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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COUNTERPART SIGNATURE PAGE TO

FIRST AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

"BORROWER"

                                                            FREEDOM FINANCIAL GROUP, INC.

                                                                        By:       /s/ Jerald L. Fenstermaker

                                                                        Name:  Jerald L. Fenstermaker

                                                                        Title:     President

"T.C.G. - THE CREDIT GROUP, INC."

                                                            By:       /s/ Jerald L. Fenstermaker

                                                                        Name:  Jerald L. Fenstermaker

                                                                        Title:     CEO

                                                                        "LENDER"

                                                                        HEARTLAND BANK

                                                                        By:       /s/ Kenneth C. MacDonell

                                                                        Name:  Kenneth C. MacDonell

                                                                        Title:     Senior Vice President

EXHIBIT A

Amended and Restated Note.